Rule 497(e)
File No. 811-33-66396


SUPPLEMENT DATED May 1, 2002
to the Prospectus of
THE HOUGH GROUP OF FUNDS
dated August 31, 2001

1.	Under "INVESTMENT POLICIES AND STRATEGIES," the following paragraph replaces the first paragraph for Florida TaxFree Money Market Fund, under the heading "Policies and Strategies."

Under normal market conditions, the Fund invests primarily (not less than 80% of its total assets) in high quality, short-term municipal obligations that have been determined to present minimal credit risks and which have remaining maturities of 397 calendar days (thirteen months) or less. The dollar-weighted average maturity of the obligations held by the Fund will not exceed 90 days. Additionally, as a fundamental policy, under normal market conditions, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments the income from which is exempt from federal income tax. The Fund also intends to invest in a manner believed to qualify its shares for an exemption from the Florida Intangibles Tax.

2.	Under "INVESTMENT POLICIES AND STRATEGIES," the following paragraph replaces the first paragraph for Florida TaxFree ShortTerm Fund, under the heading "Policies and Strategies."

Under normal market conditions, the Fund will invest primarily in Florida municipal bonds with maturities not greater than six years at the time of purchase and will maintain a dollar-weighted average portfolio maturity of three years or less. As a fundamental policy, under normal market conditions, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments the income from which is exempt from federal income tax. The Fund also intends to invest in a manner believed to qualify its shares for an exemption from the Florida Intangibles Tax.










207478.1.03 5/8/02 10:31 AM